SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – April 20, 2004
(Date of Earliest Event Reported)

MCI, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-11258

Delaware	58-1521612

(State of Incorporation)	(I.R.S. Employer
Identification No.)

22001 Loudoun County parkway, Ashburn,
Virginia	20147

(Address of principal	Zip Code
executive offices)

Registrant’s telephone number, including area code: (703) 886-5600

Item 5. Other Events.

     On April 20, 2004, MCI, Inc. (the “Company”) issued a press release announcing its emergence from Chapter 11 bankruptcy protection. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

	Exhibit No.	Description of Exhibit

	99.1	Press Release dated April 20, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCI, INC.

By:	/s/ Robert T. Blakely

Name: Robert T. Blakely
Title: Chief Financial Officer

Dated: April 20, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 20, 2004